UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2023

DUO WORLD, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55698	35-2517572
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

c/o Duo Software (Pvt.) Ltd.

No. 6, Charles Terrace

Off Alfred Place

Colombo 03, Sri Lanka

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (870) 505-6540

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

Securities registered pursuant to Section 12(b) of the Act:

None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

a. Termination of CNGSN & Associates LLP

As previously reported in our Form 8-K Current Report filed with the Commission on August 16, 2023, on or about August 11, 2023, Duo World, Inc. (“Company”) was advised by its then certifying accountant, CNGSN & Associates LLP (“CNGSN”), that its Registration Application with the PCAOB had, in fact, not been approved and was currently under review. This revelation was, to say the least, shocking, since CNGSN had verbally represented to our management that it was registered with the PCAOB, and the audit opinion issued by CNGSN on July 6, 2023 (and included with our Form 10-K for the Fiscal Year Ended March 31, 2023, filed with the Commission on July 13, 2023) contained the following misstatements:

“We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.”

“We conducted our audits in accordance with the standards of the PCAOB.”

After being so advised by CNGSN of its non-registration with the PCAOB, CNGSN was terminated from being our certifying accountant.

The Company provided CNGSN with a copy of the disclosures set forth in this Current Report on Form 8-K, and requested that CNGSN furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company herein.

b. Engagement of M.N. Vijay Kumar as our new certifying accountant

The Company has engaged M.N. Vijay Kumar, Chartered Accountant, Bangalore, India (“Kumar”), to serve as the independent registered public accounting firm responsible for auditing the Company’s financial statements. The engagement of Kumar, effective August 17, 2023, was approved by the Company’s Board of Directors. The Company does not have an audit committee. Kumar is registered with the PCAOB and its registration number is 6945.

Neither the Company nor any one on behalf of the Company consulted Kumar during the two most recent fiscal years and any subsequent period up to and through the date of engaging Kumar regarding accounting or auditing matters.

c. Review of our financial statements contained in our Form 10-Q Quarterly Report filed with the Commission on August 21, 2023

Kumar has reviewed Duo World, Inc.’s Form 10-Q Quarterly Report for the Fiscal Quarter Ended June 30, 2023, in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”).

Item 4.02 Non-Reliance on Previously Issued Financial Statements. Due to the fact that CNGSN’s Registration Application with the PCAOB has not been approved, the Audit Opinion dated July 6, 2023, and the audited financial statements for the fiscal year ended March 31, 2023, should not be relied on.

Our Chief Financial Officer has provided CNGSN with a draft copy of this Form 8-K for their review and comment.

Item 9.01 Financial Statements and Exhibits.

None

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 21, 2023

DUO WORLD, INC.

By:	/s/ Muhunthan Canagasooryam
Muhunthan Canagasooryam
Chief Executive Officer